                                                                    EXHIBIT 10.4

                FIRST AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS

          THIS FIRST AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS (this "Amendment") dated as of January 21, 1999 is by and among JP FOODSERVICE
 ---------
DISTRIBUTORS, INC., a Delaware corporation ("JPFDI", the "Lessee" or the
                                             -----        ------
"Construction Agent"); the various parties listed on the signature pages hereto
-------------------
as guarantors (subject to the definition of Guarantors in Appendix A to the
                                                          ----------
Participation Agreement referenced below, individually, a "Guarantor" and
                                                           ---------
collectively, the "Guarantors"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a
                   ----------
national banking association, not individually (except to the extent expressly stated in the Participation Agreement (hereinafter defined) (in its individual capacity, the "Trust Company")), but solely as the Owner Trustee under the USF
               -------------
Real Estate Trust 1998-1 (the "Owner Trustee" or the "Lessor"); the various
                               -------------          ------
banks and other lending institutions listed on the signature pages hereto as holders of certificates issued with respect to the USF Real Estate Trust 1998-1 (subject to the definition of Holders in Appendix A to the Participation
                                         ----------
Agreement referenced below, individually, a "Holder" and collectively, the
                                             ------
"Holders"); the various banks and other lending institutions listed on the
--------
signature pages hereto as lenders with respect to the USF Real Estate Trust 1998-1 (subject to the definition of Lenders in Appendix A to the Participation
                                                ----------
Agreement referenced below, individually, a "Lender" and collectively, the
                                             ------
"Lenders"); and FIRST UNION NATIONAL BANK, a national banking association, as
--------
the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"). Capitalized terms used in this Amendment but not
               -----
otherwise defined herein shall have the meanings set forth in Appendix A to the
                                                              ----------
Participation Agreement (hereinafter defined).

                              W I T N E S S E T H

          WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of June 29, 1998 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Participation
                                                               -------------
Agreement"), certain of the parties to this Amendment are parties to that
---------
certain Credit Agreement dated as of June 29, 1998 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Credit
                                                               ------
Agreement"), certain of the parties to this Amendment are parties to that
---------
certain Trust Agreement dated as of June 29, 1998 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Trust
                                                               -----
Agreement"), certain of the parties to this Amendment are parties to that
---------
certain Security Agreement dated as of June 29, 1998 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Security
                                                               --------

Agreement"), certain of the parties to this Amendment are parties to that
---------
certain Agency Agreement dated as of June 29, 1998 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Agency
                                                               ------
Agreement"), certain of the parties to this Amendment are parties to that
---------
certain Lease Agreement dated as of June 29, 1998 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Lease Agreement")
                                                               ---------------
and certain of the parties to this Amendment are parties to the other Operative Agreements relating to a $60 million synthetic lease facility (the "Facility")
                                                                    --------
that has been established in favor of  JPFDI;

          WHEREAS, JPFDI and the Guarantors have requested certain modifications to the Operative Agreements in connection with the Facility;

          WHEREAS, the Financing Parties which are signatories hereto have agreed to the requested modifications on the terms and conditions set forth herein;

          NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

A.        Participation Agreement.
          -----------------------

          1. The following definitions set forth in Appendix A to the Participation Agreement are hereby amended to read as follows:

              "Lessee" shall mean, with respect to any Property, the Credit Party designated as lessee on the applicable Lease Supplement respecting such Property.

              "Company Obligations" shall mean the obligations of JPFDI, in any and all capacities under and with respect to the Operative Agreements and each Property of which it is a Lessee and with respect to any other Lessee, the obligations of such Lessee with respect to each Property of which it is a Lessee; provided, no Person shall be deemed to be a Guarantor with respect to
        --------
any obligations with respect to any Property if such Person is the Lessee with respect to such Property.

              "Guarantors" shall mean the various parties to the Participation Agreement from time to time, as guarantors of the Construction Agent and any Lessee with respect to the Operative Agreements and the Properties; provided, no
                                                                    --------
Person shall be deemed to be a Guarantor with respect to any obligations under and with respect to the Operative Agreements in connection with any Property if such Person is the Lessee with respect to such Property; provided, further, that
                                                         --------  -------
JPFDI shall not be deemed to be a Guarantor with respect to any obligations of JPFDI under and with respect to the Operative Agreements in its capacity as Construction Agent.

          2. Section 6B.3 of the Participation Agreement is hereby amended to read as follows:

          6B.3.  Modifications.
                 -------------

          Each Guarantor agrees that (a) all or any part of the security now or hereafter held for the Company Obligations, if any, may be exchanged, compromised or surrendered from time to time; (b) no Financing Party shall have any obligation to protect, perfect, secure or insure any such security interests, liens or encumbrances now or hereafter held, if any, for the Company Obligations or the properties subject thereto; (c) with the written consent of JPFDI, the time or place of payment of the Company Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (d) the Construction Agent, the Lessee and any other party liable for payment under the Operative Agreements may be granted indulgences generally; (e) with the written consent of JPFDI, any of the provisions of the Notes, the Certificates or any of the other Operative Agreements may be modified, amended or waived; (f) any party (including any co-guarantor) liable for the payment thereof may be granted indulgences or be released; and (g) any deposit balance for the credit of the Construction Agent, the Lessee or any other party liable for the payment of the Company Obligations or liable upon any security therefor may be released, in whole or in part, at, before or after the stated, extended or accelerated maturity of the Company Obligations, all without notice to or further assent by such Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

          3. Section 6B.4 of the Participation Agreement is hereby amended to read as follows:

          6B.4.  Waiver of Rights.
                 ----------------

          Except as otherwise expressly provided herein or in any other Operative Agreement, each Guarantor expressly waives to the fullest extent permitted by applicable law: (a) notice of acceptance of this Section 6B by any Financing Party and of all extensions of credit or other Advances to the Construction Agent and the Lessee by the Lenders pursuant to the terms of the Operative Agreements; (b) presentment and demand for payment or performance of any of the Company Obligations; (c) protest and notice of dishonor or of default with respect to the Company Obligations or with respect to any security therefor; (d) notice of any Financing Party obtaining, amending, substituting for, releasing, waiving or modifying any security interest, lien or encumbrance, if any, hereafter securing the Company Obligations, or any

Financing Party's subordinating, compromising, discharging or releasing such security interests, liens or encumbrances, if any; and (e) all other notices to which such Guarantor might otherwise be entitled. Notwithstanding anything to the contrary herein, (i) each Guarantor's payments hereunder shall be due five
(5) Business Days after written demand by the Agent for such payment (unless the Company Obligations are automatically accelerated pursuant to the applicable provisions of the Operative Agreements in which case the Guarantors' payments shall be automatically due) and (ii) any modification of the Operative Agreements which has the effect of increasing the Company Obligations shall not be enforceable against a Guarantor unless such Guarantor executes the document evidencing such modification or otherwise reaffirms its guaranty in writing in connection with such modification.

          4.  The following is hereby added as Section 8.10 of the Participation
Agreement:

     8.10 Appointment of JPFDI as Agent for each Lessee.
          ---------------------------------------------

          Each Lessee hereby appoints JPFDI to act as its agent for all purposes under this Agreement and the other Operative Agreements (including, without limitation, with respect to all matters related to the borrowing and repayment of Loans and Holder Advances), and as the Construction Agent under the Agency Agreement with respect to all Properties, without regard to whether JPFDI is identified as Lessee with respect to any particular Property under any applicable Lease Supplement. Each Lessee acknowledges and agrees that (a) JPFDI may execute such documents on behalf of any Lessee as JPFDI deems appropriate in its sole discretion and each Lessee shall be bound by and obligated by all of the terms of any such document executed by JPFDI on its behalf, (b) any notice or other communication delivered by the Agent or any other Financing Party hereunder to JPFDI shall be deemed to have been delivered to each Lessee and (c) the Agent and each of the other Financing Parties shall accept (and shall be permitted to rely on) any document or agreement executed by JPFDI on behalf of any Lessee. Each Financing Party agrees that any notice required to be given to any Lessee (other than JPFDI) shall also be given to JPFDI in its capacity as agent under this Section 8.10.

B.        Lease Agreement.
          ---------------

          1. The introductory paragraph of the Lease is hereby amended to read as follows:

          THIS LEASE AGREEMENT dated as of June 29, 1998 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, this

"Lease") is between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national
 -----
banking association, having its principal office at 79 South Main Street, Salt Lake City, Utah 84111, not individually, but solely as the Owner Trustee under the USF Real Estate Trust 1998-1, as lessor (the "Lessor"), JP FOODSERVICE
                                                  ------
DISTRIBUTORS, INC., a Delaware corporation, having its principal place of business at 9830 Patuxent Woods Drive, Columbia, Maryland, and each of the various Credit Parties deemed to be a party hereto from time to time, as lessee with respect to one or more Properties.

     2.   Section 1.1 of the Lease is hereby amended to read as follows:

     1.1  Definitions.
          -----------

          For purposes of this Lease, capitalized terms used in this Lease and not otherwise defined herein shall have the meanings assigned to them in Appendix A to that certain Participation Agreement dated as of June 29, 1998 (as
----------
amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof, the "Participation
                                                                -------------
Agreement") among JP Foodservice Distributors, Inc., the various parties thereto
---------
from time to time, as the Guarantors, Lessor, the various banks and other lending institutions which are parties thereto from time to time, as the Holders, the various banks and other lending institutions which are parties thereto from time to time, as the Lenders, and First Union National Bank, as agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests. Unless otherwise indicated, references in this Lease to articles, sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in this Lease.

     3.   Section 7.1(b) of the Lease is hereby amended to read as follows:

          (b) For all purposes other than as set forth in Section 7.1(a)(i), Lessor and each Lessee intend this Lease to constitute a finance lease and not a true lease. In order to secure the obligations of any Lessee now existing or hereafter arising under any and all Operative Agreements, each Lessee hereby conveys, grants, assigns, transfers, hypothecates, mortgages and sets over to Lessor, for the benefit of all Financing Parties, a first priority security interest (but subject to the security interest in the assets granted by Lessee in favor of the Agent in accordance with the Security Documents) in and lien on all right, title and interest of such Lessee (now owned or hereafter acquired) in and to all Properties, to the extent such is personal property and irrevocably grants and conveys a lien, deed of trust and mortgage on all right, title and interest of such Lessee (now owned or hereafter acquired) in and to all Properties to the extent such is real property. Lessor and each Lessee further intend and agree that, for the purpose of securing the obligations of any Lessee and/or the Construction Agent now existing or hereafter arising under the Operative Agreements, (i) the Lease and each Lease Supplement shall be a security agreement and financing statement within the meaning of
     Article 9 of the Uniform Commercial Code respecting each of the Properties and all proceeds (including without limitation insurance proceeds thereof) to the extent such is personal property and an irrevocable grant and conveyance of a lien, deed of trust and mortgage on each of the Properties and all proceeds (including without limitation insurance proceeds thereof) to the extent such is real property; (ii) the acquisition of title (or to the extent applicable, a leasehold interest pursuant to a Ground Lease) in each Property referenced in Article II constitutes a grant by each Lessee to Lessor of a security interest, lien, deed of trust and mortgage in all of such Lessee's right, title and interest in and to each Property and all proceeds (including without limitation insurance proceeds thereof) of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property, and an assignment of all rents, profits and income produced by each Property; and (iii) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of any Lessee shall be deemed to have been given for the purpose of perfecting such lien, security interest, mortgage lien and deed of trust under applicable law. Each Lessee shall promptly take such actions as Lessor may reasonably request (including without limitation the filing of Uniform Commercial Code Financing Statements, Uniform Commercial Code Fixture Filings and memoranda (or short forms) of this Lease and the various Lease Supplements) to ensure that the lien, security interest, mortgage lien and deed of trust in each Property and the other items referenced above will be deemed to be a perfected lien, security interest, mortgage lien and deed of trust of first priority under applicable law and will be maintained as such throughout the Term.

          4.  The forms of Lease Supplement and Memorandum of Lease attached as

Exhibit A and Exhibit B to the Lease, respectively, are hereby deleted and
---------     ---------
replaced by the forms of Lease Supplement and Memorandum of Lease attached hereto as Exhibit 1 and Exhibit 2, respectively.
          ---------     ---------

C.        Security Agreement.
          ------------------

              Section 24 of the Security Agreement is hereby amended to read as follows:

     24.  EACH LESSEE AS A PARTY.
          ----------------------

     EACH LESSEE HAS EXECUTED OR IS DEEMED TO HAVE EXECUTED THIS SECURITY AGREEMENT FOR THE PURPOSE OF SUBJECTING TO THE SECURITY INTERESTS GRANTED HEREUNDER ALL OF ITS RIGHT, TITLE, ESTATE AND INTEREST, IF ANY, IN AND TO THE TRUST PROPERTY TO SECURE ALL OBLIGATIONS OF ALL CREDIT PARTIES UNDER THE OPERATIVE AGREEMENTS. ACCORDINGLY, EACH LESSEE HEREBY GRANTS TO THE AGENT (FOR THE BENEFIT OF THE LENDERS AND THE HOLDERS) A SECURITY INTEREST IN AND TO ALL OF ITS RIGHT, TITLE, ESTATE AND INTEREST, IF ANY, IN AND TO THE TRUST PROPERTY (TO THE EXTENT SUCH LESSEE HAS ANY RIGHT, TITLE OR INTEREST THEREIN AND WITHOUT REGARD TO ANY LANGUAGE IN SECTION 2 OR THE DEFINITION OF "TRUST PROPERTY' OR ANY DEFINITION OF ANY ITEM CONSTITUTING THE TRUST PROPERTY WHICH OTHERWISE WOULD LIMIT THE TRUST PROPERTY TO THE RIGHT, TITLE AND INTEREST OF THE BORROWER THEREIN) TO SECURE ALL OBLIGATIONS OF ALL CREDIT PARTIES UNDER THE OPERATIVE AGREEMENTS. EACH LESSEE ACKNOWLEDGES AND AGREES THAT, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, THE AGENT SHALL HAVE THE RIGHT TO EXERCISE ANY OR ALL OF ITS REMEDIES HEREUNDER AS AGAINST ANY SUCH RIGHT, TITLE, ESTATE OR INTEREST OF SUCH LESSEE IN OR TO THE TRUST PROPERTY.

D.   Agency Agreement.

     Paragraph A of the Preliminary Statement to the Agency Agreement is hereby amended to read as follows:

     A. The Lessor and the Construction Agent are parties to that certain Lease Agreement dated as of even date herewith (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Lease"), pursuant
                                                               -----
to which the Construction Agent and each other Credit Party which is deemed to be a party thereto from time to time, in each case as lessee with respect to one or more Properties, has agreed to lease certain Land, Improvements and Equipment and/or to sublease a ground leasehold in certain Properties subject to one (1) or more Ground Leases from the Lessor.

E.  Other Omnibus Amendments to Operative Agreements.
    ------------------------------------------------

          1. Each Credit Party hereby agrees that, by its execution of this Amendment, such Credit Party shall be deemed to have executed and shall be deemed to be a party to each Operative Agreement in such capacity as is necessary or desirable to effect the intent of the parties hereto with respect to this Amendment.

     2. Notwithstanding any term or provision in any Operative Agreement to the contrary, all references to the "Lessee" set forth in all Operative Agreements shall be deemed as of the Effective Date to refer, with respect to any Property, to the Credit Party designated as Lessee on the applicable Lease Supplement respecting such Property.

     3. In the event JPFDI shall cease to be named as Lessee on one or more Lease Supplements, JPFDI shall be deemed to be a Guarantor for all purposes under the Operative Agreements (including, without limitation, for purposes of the Guaranty under Section 6B of the Participation Agreement) as though JPFDI were a party to the Participation Agreement in such capacity.

     4. Notwithstanding any term or provision in any Operative Agreement to the contrary, no Person shall be deemed to be a Guarantor under Section 6B of the Participation Agreement or under any other Operative Agreement with respect to any Company Obligations arising out of or in connection with any Property of which such person is the Lessee; provided, however, nothing herein shall be
                                 -----------------
deemed or interpreted to relieve any Lessee of any of its obligations as lessee with respect to such Property under the Lease or under any other Operative Agreement.

F.  Conditions Precedent.  This Amendment shall be effective as of the date on
    --------------------
which the following conditions are satisfied (the "Effective Date"):

     (1) execution of this Amendment by each Credit Party, each Financing Party and the Trust Company; and

     (2) receipt by the Agent of legal opinions of counsel to the Credit Parties relating to this Amendment and resolutions from the board of directors of each of the Credit Parties authorizing the provisions of this Amendment, in each case in form and substance reasonably satisfactory to the Agent.

G.  Costs and Expenses.  JPFDI agrees to pay all reasonable costs and expenses
    ------------------
of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

H.  Counterparts.  This Amendment may be executed in any number of counterparts,
    ------------
each of which when executed and delivered shall be deemed to be an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

I.  Continued Effectiveness of Operative Agreements.  Except as modified hereby,
    -----------------------------------------------
all of the terms and conditions of the Operative Agreements shall remain in full force and effect. By its execution and delivery of this Amendment, except as expressly modified hereby, each Guarantor hereby reaffirms its guaranty obligations under the Operative Agreements.

J.  Governing Law.  This Amendment shall be governed by, and construed in
    -------------
accordance with, the laws of the State of North Carolina.

        [The remainder of this page has been intentionally left blank.]

  IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.


LESSEE AND CONSTRUCTION AGENT:
-----------------------------


                 JP FOODSERVICE DISTRIBUTORS, INC., a Delaware corporation



                                        By:   /s/ Robert Gillison
                                              ---------------------------
                                        Name: Robert Gillison
                                              ---------------------------
                                        Title:   Treasurer
                                                 ------------------------


                      [SIGNATURES CONTINUED ON NEXT PAGE]

GUARANTORS:
----------


                              U.S. FOODSERVICE, a Delaware corporation


                              By:   /s/ Robert Gillison
                                    -------------------
                              Name:   Robert Gillison
                                    -----------------
                              Title:      Treasurer
                                       ------------


                              U.S. FOODSERVICE, INC.,
                              a Delaware corporation
                              PACIFIC JADE, INC., f/k/a BEIJING CHEF, INC., a Delaware corporation
                              E & H DISTRIBUTING CO.,
                              (d/b/a Valley Food Distributors of Nevada), a Nevada corporation
                              HARRISON'S PRIME MEATS & PROVISIONS, INC., a
                              Nevada corporation
                              ILLINOIS FRUIT & PRODUCE CORP.,
                              an Illinois corporation
                              TRANS-PORTE, INC.,
                              a Delaware corporation
                              EL PASADO, INC.,
                              a Delaware corporation
                              RITUALS COFFEE COMPANY,
                              a Delaware corporation
                              ROSELI PRODUCTS CORPORATION,
                              a Delaware corporation
                              SQUERI FOOD SERVICE, INC.,
                              an Ohio corporation
                              NEVADA BAKING COMPANY, INC.
                              a Nevada corporation
                              OUTWEST MEAT COMPANY,
                              a Nevada corporation
                              HILLTOP HEARTH BAKERIES, INC.,
                              a Delaware corporation
                              CROSS VALLEY FARMS, INC.,
                              a Delaware corporation

                              By:  /s/ Robert Gillison
                                   -------------------
                              Name:  Robert Gillison
                                     ---------------
                              Title:  Treasurer
                                      ---------
                                      for each of the foregoing

                      [SIGNATURES CONTINUED ON NEXT PAGE]


                              BIGGERS BROTHERS, INC.,
                              a Delaware corporation
                              BRB HOLDINGS, INC.,
                              a Delaware corporation
                              F.H. BEVEVINO & COMPANY, INC.,
                              a Pennsylvania corporation
                              FOOD DISTRIBUTION CONCEPTS, INC.,
                              a Delaware corporation
                              JOHN SEXTON & CO.,
                              a Delaware corporation
                              KING'S FOODSERVICE, INC.,
                              a Kentucky corporation
                              ROANOKE RESTAURANT SERVICE, INC.,
                              a Virginia corporation
                              TARGETED SPECIALTY SERVICES, INC.,
                              a Delaware corporation
                              U.S. FOODSERVICE OF ATLANTA, INC.,
                              a Delaware corporation
                              U.S. FOODSERVICE OF ILLINOIS, INC.,
                              a Delaware corporation
                              U.S. SYSTEMS DISTRIBUTION, INC.,
                              a Texas corporation
                              WHITE SWAN, INC.,
                              a Delaware corporation



                              By:  /s/ Robert Gillison
                                   --------------------
                              Name:     Robert Gillison
                                     ------------------
                              Title:  Treasurer
                                      ---------
                                      for each of the foregoing

                      [SIGNATURES CONTINUED ON NEXT PAGE]

OWNER TRUSTEE AND
-----------------
LESSOR:
------
                              FIRST SECURITY BANK, NATIONAL
                              ASSOCIATION, not individually, but solely as the Owner Trustee under the USF Real Estate Trust 1998-1


                              By:   /s/ Val T. Orton
                                    ----------------
                              Name:    Val T. Orton
                                     --------------
                              Title:     Vice President
                                       ----------------

TRUST COMPANY:
-------------
                              FIRST SECURITY BANK, NATIONAL
                              ASSOCIATION, in its individual capacity

                              By:   /s/ Val T. Orton
                                    ----------------
                              Name:  Val T. Orton
                                    -------------
                              Title:      Vice President
                                       -----------------

THE AGENT,
-----------
LENDERS AND HOLDERS:
-------------------
                              FIRST UNION NATIONAL BANK, as a Holder, as a
                              Lender and as the Agent


                              By:   /s/ Lucy C. Campbell
                                    --------------------
                              Name:   Lucy C. Campbell
                                    ------------------
                              Title:      Vice President
                                       -----------------


                              BANQUE NATIONALE DE PARIS, as a Lender and a
                              Holder


                              By:   /s/ Richard L. Sted
                                    -------------------
                              Name:   Richard L. Sted
                                    -----------------
                              Title:    Senior Vice President
                                       ----------------------


                              By:   /s/ Thomas George
                                    -----------------
                              Name:   Thomas George
                                    ---------------
                              Title:   Vice President-Corporate Banking
                                       ---------------------------------
                              Division
                              --------

                      [SIGNATURES CONTINUED ON NEXT PAGE]

                              CREDIT AGRICOLE INDOSUEZ, as a Lender and a Holder

                              By:   /s/ Craig Welch
                                    ---------------
                              Name:    Craig Welch
                                    --------------
                              Title:   First Vice President
                                       --------------------


                              By:   /s/ Sarah McClintock
                                    --------------------
                              Name:   Sarah McClintock
                                    ------------------
                              Title:   Vice President
                                       --------------

                                   EXHIBIT 1
                                   ---------
                           [Form of Lease Supplement]

                            LEASE SUPPLEMENT NO. ___

     THIS LEASE SUPPLEMENT NO. ___ (this "Lease Supplement") dated as of
                                          ----------------
________, between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as the Owner Trustee under the USF Real Estate Trust 1998-1, as lessor (the "Lessor"), and _______________, a
                                          ------
__________ corporation, as lessee (the "Lessee").
                                        ------

     WHEREAS, Lessor is the owner or will be the owner of the Property described on Schedule 1 hereto (the "Leased Property") and wishes to lease the same to
   ----------              ---------------
Lessee;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Definitions; Rules of Usage. For purposes of this Lease Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix A to the Participation Agreement,
                                      ----------
dated as of June 29, 1998, among Lessee, Lessor, not individually, except as expressly stated therein, but solely as the Owner Trustee under the USF Real Estate Trust 1998-1, JP Foodservice Distributors, Inc., a Delaware corporation, the various entities which are identified as guarantors therein, as the Guarantors, the various banks and other lending institutions which are parties thereto from time to time, as the Holders, the various banks and other lending institutions which are parties thereto from time to time, as the Lenders, and First Union National Bank, as the Agent for the Lenders and respecting the Security Documents, as the Agent for the Lenders and Holders, to the extent of their interests, as such may be amended, modified, extended, supplemented, restated and/or replaced from time to time.

     SECTION 2.  The Properties.  Attached hereto as Schedule 1 is the
                                                     ----------
description of the Leased Property, with an Equipment Schedule attached hereto as Schedule 1-A, an Improvement Schedule attached hereto as Schedule 1-B and a
   ------------                                             ------------
legal description of the Land attached hereto as Schedule 1-C.  Effective upon
                                                 ------------
the execution and delivery of this Lease Supplement by Lessor and Lessee, the Leased Property shall be subject to the terms and provisions of the Lease. Without further action, any and all additional Equipment funded under the Operative Agreements and any and all additional Improvements made to the Land shall be deemed to be titled to the Lessor and subject to the terms and conditions of the Lease and this Lease Supplement.

     SECTION 3. Use of Property. At all times during the Term with respect to each Property, Lessee will comply with all obligations under and (to the extent no Event of Default exists and provided, that such exercise will not impair the
                               --------
value of such Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to such Property.

     SECTION 4. Ratification; Incorporation by Reference. Except as specifically modified hereby, the terms and provisions of the Lease and the Operative Agreements are hereby ratified and confirmed and remain in full force and effect. The Lease is hereby incorporated herein by reference as though restated herein in its entirety.

     SECTION 5. Original Lease Supplement. The single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement (the "Original Executed
                                                    -----------------
Counterpart").  To the extent that this Lease Supplement constitutes chattel
-----------
paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

     SECTION 6. GOVERNING LAW. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED TO AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NORTH CAROLINA, EXCEPT TO THE EXTENT THE LAWS OF THE STATE WHERE A PARTICULAR PROPERTY IS LOCATED ARE REQUIRED TO APPLY.

     SECTION 7. Mortgage; Power of Sale. Without limiting any other remedies set forth in the Lease, in the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust or other secured financing, then Lessor and Lessee agree that Lessee hereby grants a Lien against the Leased Property WITH POWER OF SALE, and that, upon the occurrence of any Lease Event of Default, Lessor shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of the Leased Property.

     SECTION 8. Counterpart Execution. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one (1) and the same instrument.


        [The remainder of this page has been intentionally left blank.]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

                              FIRST SECURITY BANK, NATIONAL
                              ASSOCIATION, not individually, but solely as the Owner Trustee under the USF Real Estate Trust 1998-1, as Lessor

                              By:
                                -------------------------------------------
                              Name:
                                  -----------------------------------------
                              Title:
                                   ----------------------------------------


                               ---------------------------------, as Lessee

                                           By:
                                             -------------------------------
                                           Name:
                                               -----------------------------
                                           Title:
                                                ----------------------------



Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged as the date hereof.

                        FIRST UNION NATIONAL BANK, as
                        the Agent

                                           By:
                                             --------------------------------
                                           Name:
                                               -------------------------------
                                           Title:
                                                ------------------------------

STATE OF _______________ )
                         )   ss:
COUNTY OF ______________ )

     The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of _________________ this _____ day of _________, by ________________, as __________________ of FIRST SECURITY BANK, NATIONAL
ASSOCIATION, a national banking association, not individually, but solely as the Owner Trustee under the USF Real Estate Trust 1998-1, on behalf of the Owner Trustee.

[Notarial Seal]                           --------------------------------------
                                                     Notary Public
My commission expires:____________


STATE OF _______________ )
                         )  ss:
COUNTY OF ______________ )

     The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of _________________ this _____ day of ___________, by ________________, as __________________ of _____________________, a
__________ corporation, on behalf of the corporation.

[Notarial Seal]                        -----------------------------------------
                                                           Notary Public
My commission expires:____________


STATE OF _______________ )
                         )  ss:
COUNTY OF ______________ )

     The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of ________________ this ____ day of ___________, by _____________, as __________________ of FIRST UNION NATIONAL BANK, a national banking association, as the Agent.

[Notarial Seal]                                --------------------------------
                                                        Notary Public
My commission expires:____________

                                   SCHEDULE 1
                          TO LEASE SUPPLEMENT NO. ___

                      (Description of the Leased Property)

                       See Schedule 1-C attached hereto.
                           ------------

                                  SCHEDULE 1-A
                          TO LEASE SUPPLEMENT NO. ___

                                  (Equipment)

                                  SCHEDULE 1-B
                          TO LEASE SUPPLEMENT NO. ___

                                 (Improvements)

                                  SCHEDULE 1-C
                          TO LEASE SUPPLEMENT NO. ___

                                     (Land)

                                   EXHIBIT 2
                                   ---------
                         [Form of Memorandum of Lease]

Recordation requested by:

Moore & Van Allen, PLLC



After recordation return to:

Moore & Van Allen, PLLC (LSJ)
100 North Tryon Street, Floor 47
Charlotte, NC  28202-4003

                                                 Space above this line
                                                 for Recorder's use
 -----------------------------------------------------------------------------
                         MEMORANDUM OF LEASE AGREEMENT
                                      AND
                            LEASE SUPPLEMENT NO. ___

     THIS MEMORANDUM OF LEASE AGREEMENT AND LEASE SUPPLEMENT NO. ___

("Memorandum"), dated as of ______________, is by and between FIRST SECURITY
------------
BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as the Owner Trustee under the USF Real Estate Trust 1998-1, with an office at 79 South Main Street, Salt Lake City, Utah 84111 (hereinafter referred to as "Lessor") and __________________________, a _____________ corporation,
       ------
with an office at __________________________________________ (hereinafter referred to as "Lessee").
                ------

                                 WITNESSETH:

     That for value received, Lessor and Lessee do hereby covenant, promise and agree as follows:

     1.      Demised Premises and Date of Lease.  Lessor has leased to Lessee,
             ----------------------------------
and Lessee has leased from Lessor, for the Term (as hereinafter defined), certain real property and other property located in _______________________, which is described in the attached Schedule 1 (the "Property"), pursuant to the
                                   ----------       --------
terms of a Lease Agreement between Lessor and JP Foodservice Distributors, Inc. dated as of June 26, 1998 (as such may be amended, modified, extended, supplemented, restated and/or replaced from time to time, "Lease") and a Lease Supplement No.
                                             -----
___ between Lessor and Lessee dated as of ____________ (the "Lease Supplement").
                                                             -----------------

     2.      Term, Renewal, Extension and Purchase Option.  The term of the
             --------------------------------------------
Lease for the Property ("Term") commenced as of ______________ and shall end as
                         ----
of _______________, unless the Term is extended or earlier terminated in accordance with the provisions of the Lease. The Lease contains provisions for renewal and extension. The tenant has a purchase option under the Lease.

     3.      Tax Payer Numbers.
             -----------------

     Lessor's tax payer number:  __________________.

     Lessee's tax payer number:  __________________.

     4.      Mortgage; Power of Sale.  Without limiting any other remedies set
             -----------------------
forth in the Lease, in the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust or other secured financing, then Lessor and Lessee agree that Lessee has granted, pursuant to the terms of the Lease and the Lease Supplement, a Lien against the Property WITH POWER OF SALE, and that, upon the occurrence and during the continuance of any Lease Event of Default, Lessor shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of the Property.

     5.      Effect of Memorandum.  The purpose of this instrument is to give
             --------------------
notice of the Lease and the Lease Supplement and their respective terms, covenants and conditions to the same extent as if the Lease and the Lease Supplement were fully set forth herein. This Memorandum shall not modify in any manner the terms, conditions or intent of the Lease or the Lease Supplement and the parties agree that this Memorandum is not intended nor shall it be used to interpret the Lease or the Lease Supplement or determine the intent of the parties under the Lease or the Lease Supplement.


        [The remainder of this page has been intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

                 LESSOR:

                 FIRST SECURITY BANK, NATIONAL ASSOCIATION, not
                              individually, but solely as the Owner Trustee under the USF Real Estate Trust 1998-1


                              By:
                                -------------------------------------------
                              Name:
                                  -----------------------------------------
                              Title:
                                   ----------------------------------------


                 LESSEE:

                 _____________________________________


                              By:
                                -------------------------------------------
                              Name:
                                  -----------------------------------------
                              Title:
                                   ----------------------------------------

STATE OF _______________      )
                              )       ss:
COUNTY OF ______________      )

     The foregoing Memorandum of Lease Agreement and Lease Supplement No. ___ was acknowledged before me on _________________, by Val T. Orton, Vice President of FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as the Owner Trustee under the USF Real Estate Trust 1998-1, on behalf of said national banking association.

[Notarial Seal]                             ----------------------------------
            Notary Public

My commission expires:____________



STATE OF _______________      )
                              )       ss:
COUNTY OF ______________      )

     The foregoing Memorandum of Lease Agreement and Lease Supplement No. ___ was acknowledged before me on ______________, by ________________,
__________________ of _______________________________, a ________________
corporation, on behalf of said corporation.

[Notarial Seal]
----------------------------------
            Notary Public

My commission expires:____________

                                   SCHEDULE 1
                                   ----------

                           (Description of Property)